UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2026

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 11, 2026, Science Applications International Corporation (the “Company”) announced certain preliminary unaudited financial results for its fiscal fourth quarter, full fiscal year ended January 30, 2026 and the Company’s financial outlook for fiscal year 2027 in a press release and presentation that are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The press release and presentation are incorporated by reference herein. The estimated financial results for the year ended January 30, 2026 are preliminary and subject to normal end of period closing procedures and, accordingly, are subject to change. As a consequence, actual results may differ from the preliminary results contained in the press release and presentation. The non-GAAP measures for the year ended January 30, 2026 will be reconciled to the corresponding generally accepted accounting principles (“GAAP”) financial measures when the Company reports its full fourth quarter and fiscal year 2026 results on March 16, 2026. A copy of this presentation will also be posted on the Company’s Investor Relations website at https://investors.saic.com.
The attached Exhibits 99.1 and 99.2 contain certain estimated, forward-looking financial measures for fiscal year 2027 not presented in accordance with GAAP, including adjusted EBITDA, adjusted EBITDA margin and free cash flow, that have not been reconciled to the corresponding GAAP financial measures due to the difficulty in forecasting and quantifying certain amounts necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate net income and cash flows from operating activities may vary significantly based on actual events, the Company is not able to forecast GAAP net income or GAAP net cash flows from operating activities with reasonable certainty. The variability of the above charges may have an unpredictable and potentially significant impact on our future GAAP financial results.
Item 7.01. Regulation FD Disclosure.
The information contained in Item 2.02 “Results of Operations and Financial Condition” is incorporated herein by reference. On February 11, 2026, certain members of Company management are attending an investor conference and will be presenting a business update including the information contained in Exhibits 99.1 and 99.2. The information contained in this Item 7.01, and Exhibits 99.1 and 99.2, are being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.
Forward-Looking Statements
This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K and updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 11, 2026

99.2	Business Update Presentation, dated February 11, 2026

104	Cover Page Interactive Data File, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 11, 2026
Science Applications International Corporation

By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary